UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2017

TPG PACE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 30, 2017, TPG Pace Holdings Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 45,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one-third of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Ordinary Share at an exercise price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on June 7, 2017 (File No. 333-218575). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $450,000,000.

On June 30, 2017, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 7,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, TPG Pace II Sponsor, LLC, generating gross proceeds to the Company of approximately $11,000,000.

A total of $450,000,000, comprised of $441,000,000 of the proceeds from the IPO, including approximately $15,750,000 of the underwriters’ deferred discount, and $9,000,000 of the proceeds of the sale of the Private Placement Warrants, net of $2,000,000 of proceeds designated for operational use, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of June 30, 2017 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet as of June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Pace Holdings Corp.

Date: July 7, 2017	By:	/s/ Karl Peterson
	Name:	Karl Peterson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet as of June 30, 2017.

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